Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 CHESAPEAKE LODGING TRUST REPORTS FOURTH QUARTER RESULTS

ANNAPOLIS, MD, February 22, 2017 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended December 31, 2016.

HIGHLIGHTS

•	RevPAR: 0.6% decrease for the hotel portfolio over the same period in 2015.

•	Adjusted Hotel EBITDA Margin: 230 basis point decrease to 30.4% for the hotel portfolio over the same period in 2015.

•	Adjusted Hotel EBITDA: $44.1 million.

•	Adjusted Corporate EBITDA: $39.0 million.

•	Net income available to common shareholders: $9.7 million or $0.16 per diluted common share.

•	Adjusted FFO: $28.4 million or $0.48 per diluted common share.

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three months and year ended December 31, 2016 and 2015 (in millions, except share and per share amounts):

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Total revenue	$145.1	$146.2	$619.7	$582.6

Net income available to common shareholders	$9.7	$12.3	$67.0	$57.8
Net income per diluted common share	$0.16	$0.21	$1.13	$0.99

Adjusted Hotel EBITDA	$44.1	$47.8	$203.7	$190.6

Adjusted Corporate EBITDA	$39.0	$42.8	$184.5	$172.5

AFFO available to common shareholders	$28.4	$30.7	$140.4	$127.8
AFFO per diluted common share	$0.48	$0.52	$2.39	$2.21

Weighted-average number of diluted common shares outstanding	58,737,275	59,027,852	58,717,647	57,926,399

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

HOTEL OPERATING RESULTS
Management assesses the operating performance of its hotels irrespective of the hotel owner during the periods compared using the following key operating metrics: occupancy, ADR, RevPAR, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin. The Trust uses the term "pro forma" to refer to metrics that include, or comparisons of metrics that are based on, the operating results of hotels under previous ownership for either a portion of or the entire period. As of December 31, 2016, the Trust owned 22 hotels. Since two of its hotels owned as of December 31, 2016 were acquired during 2015, the key operating metrics below reflect the pro forma operating results for those hotels for the year ended December 31, 2015.
Included in the following table are comparisons of the key operating metrics for the hotel portfolio for the three months and year ended December 31, 2016 and 2015 (in thousands, except for ADR and RevPAR):

	Three Months Ended December 31,			Year Ended December 31,
	2016	2015	Change	2016	2015(1)	Change
Occupancy	79.8%	79.0%	80 bps	83.9%	81.3%	260 bps
ADR	$218.68	$222.41	(1.7)%	$226.68	$228.70	(0.9)%
RevPAR	$174.56	$175.68	(0.6)%	$190.12	$185.88	2.3%

Adjusted Hotel EBITDA	$44,050	$47,763	(7.8)%	$203,681	$197,393	3.2%
Adjusted Hotel EBITDA Margin	30.4%	32.7%	(230) bps	32.9%	32.7%	20 bps
__________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.
Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.
CAPITAL MARKETS ACTIVITY
The Trust has not sold any common shares under its continuous at-the-market (ATM) program or repurchased any common shares under its share repurchase program during 2016 and through February 22, 2017.
DIVIDENDS
On October 14, 2016, the Trust paid dividends in the amounts of $0.40 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of September 30, 2016. On December 15, 2016, the Trust declared dividends in the amounts of $0.40 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of December 30, 2016. Both dividends were paid on January 13, 2017.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

2017 OUTLOOK
The Trust's 2017 outlook is as follows (in millions, except RevPAR and per share amounts):

	First Quarter		Full Year
	2017 Outlook		2017 Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$1.3	$3.1	$42.9	$48.9
Net income per diluted common share	$0.02	$0.05	$0.73	$0.83

Adjusted Corporate EBITDA	$27.3	$28.9	$169.3	$176.3

AFFO available to common shareholders	$20.7	$22.5	$124.2	$130.2
AFFO per diluted common share	$0.35	$0.38	$2.10	$2.20

Corporate cash general and administrative expense	$2.9	$3.1	$10.3	$11.3
Corporate non-cash general and administrative expense	$2.1	$2.1	$7.5	$7.5

Weighted-average number of diluted common shares outstanding	59.0	59.0	59.1	59.1

HOTEL PORTFOLIO:

22-Hotel Portfolio
RevPAR	$159.00	$163.00	$183.00	$187.00
RevPAR change as compared to 2016	(6.5)%	(4.5)%	(3.5)%	(1.5)%
Adjusted Hotel EBITDA	$32.3	$34.0	$187.0	$195.0
Adjusted Hotel EBITDA Margin	24.7%	25.5%	31.2%	31.9%
Adjusted Hotel EBITDA Margin change as compared to 2016	(375) bps	(300) bps	(170) bps	(100) bps

15-Hotel Portfolio(1)
RevPAR	$154.00	$157.00	$185.00	$189.00
RevPAR change as compared to 2016	(4.0)%	(2.0)%	(1.0)%	1.0%
Adjusted Hotel EBITDA	$19.4	$20.4	$121.4	$126.6
Adjusted Hotel EBITDA Margin	26.4%	27.2%	34.3%	35.0%
Adjusted Hotel EBITDA Margin change as compared to 2016	(325) bps	(250) bps	(115) bps	(40) bps

__________

(1)
Excludes the following seven hotels located in San Francisco and/or undergoing significant guestroom renovations during 2017: Le Meridien San Francisco, JW Marriott San Francisco Union Square, Hyatt Centric Fisherman’s Wharf, Hotel Adagio San Francisco, Autograph Collection, Boston Marriott Newton, Denver Marriott City Center, and Hyatt Regency Mission Bay Spa and Marina.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

“Although we are cautiously optimistic for the U.S. lodging industry given the current pro-growth political agenda and the potential for it to lead to a reacceleration in lodging demand growth, we expect 2017 to be a challenging year for our hotel portfolio as a result of actions we are taking to invest in our hotel portfolio for the longer-term along with market specific factors that are expected to negatively impact certain of our hotels,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer. “We are investing in and undergoing guestroom renovations at four of our hotels that we expect will position them for outperformance in the future, however, in the short-term, we expect operational displacement as work is performed. Furthermore, our hotel portfolio is expected to be negatively impacted in 2017 as a result of the planned temporary closure and expansion of the Moscone Center in San Francisco, where we have our largest concentration of portfolio rooms and EBITDA. We are excited for the expansion of the Moscone Center as it will allow the city to attract larger city wide events and groups in the future, however, with the near-term closure we expect lodging demand in the city to be negatively impacted, particularly from April 2017 to September 2017. Despite the revenue pressures we expect to face as we proceed through 2017, we and our hotel operators are intensely focused on cost containment and reduction measures to minimize the impact to the extent possible.”

The Trust’s 2017 outlook assumes, among other things, balanced U.S. lodging fundamentals with moderate supply growth offset by moderate demand growth resulting from a continuation of U.S. economic growth and trends, including moderate growth in GDP, low levels of unemployment, and stable levels of consumer confidence and corporate profits. The Trust’s 2017 outlook assumes no acquisitions, dispositions, or financing transactions beyond the refinance of the Royal Palm South Beach Miami term loan, which matures on March 9, 2017.
NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as net income before interest, income taxes, depreciation and amortization, air rights amortization, corporate general and administrative, and hotel acquisition costs. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance, excluding the impact of the Trust’s capital structure (primarily interest), the Trust’s asset base (primarily depreciation and amortization), and the Trust’s corporate-level expenses (corporate general and administrative and hotel acquisition costs).
Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gain (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance, excluding the effect of these non-cash items.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CONFERENCE CALL
The Trust will host a conference call on Wednesday, February 22, 2017 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 54121119. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on March 1, 2017. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 54121119. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,694 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s first quarter and full year 2017 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of February 22, 2017, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,
	2016	2015

ASSETS
Property and equipment, net	$1,882,869	$1,926,944
Intangible assets, net	35,835	36,414
Cash and cash equivalents	43,060	50,544
Restricted cash	36,128	40,361
Accounts receivable, net	19,966	15,603
Prepaid expenses and other assets	17,516	17,900
Total assets	$2,035,374	$2,087,766

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$737,310	$769,748
Accounts payable and accrued expenses	64,581	62,683
Other liabilities	44,808	45,778
Total liabilities	846,699	878,209

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; 5,000,000 shares issued and outstanding ($127,422 liquidation preference)	50	50
Common shares, $.01 par value; 400,000,000 shares authorized; 59,671,964 shares and 59,659,522 shares issued and outstanding, respectively	597	597
Additional paid-in capital	1,304,364	1,297,877
Cumulative dividends in excess of net income	(116,297)	(88,675)
Accumulated other comprehensive loss	(39)	(292)
Total shareholders’ equity	1,188,675	1,209,557
Total liabilities and shareholders’ equity	$2,035,374	$2,087,766

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	3.24	3.04
Leverage ratio(1)	31.9%	32.6%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(unaudited)
REVENUE
Rooms	$107,505	$108,193	$465,796	$441,141
Food and beverage	30,135	31,139	125,987	117,171
Other	7,488	6,848	27,916	24,312
Total revenue	145,128	146,180	619,699	582,624

EXPENSES
Hotel operating expenses:
Rooms	26,383	25,175	108,292	100,245
Food and beverage	22,662	22,895	92,075	87,625
Other direct	1,438	1,809	6,275	7,109
Indirect	50,440	48,383	208,756	196,523
Total hotel operating expenses	100,923	98,262	415,398	391,502
Depreciation and amortization	18,864	18,581	74,661	69,743
Air rights contract amortization	130	130	520	520
Corporate general and administrative	5,093	4,952	19,167	18,046
Hotel acquisition costs	—	—	—	854
Total operating expenses	125,010	121,925	509,746	480,665

Operating income	20,118	24,255	109,953	101,959

Interest expense	(7,954)	(8,222)	(31,846)	(31,856)
Gain on sale of hotel	—	—	598	—

Income before income taxes	12,164	16,033	78,705	70,103

Income tax expense	(17)	(1,302)	(1,999)	(2,595)

Net income	12,147	14,731	76,706	67,508

Preferred share dividends	(2,422)	(2,422)	(9,688)	(9,688)
Net income available to common shareholders	$9,725	$12,309	$67,018	$57,820

Net income per common share:
Basic	$0.16	$0.21	$1.13	$1.00
Diluted	$0.16	$0.21	$1.13	$0.99

Weighted-average number of common shares outstanding:
Basic	58,737,275	58,561,323	58,717,647	57,474,256
Diluted	58,737,275	59,027,852	58,717,647	57,926,399

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2016	2015

Cash flows from operating activities:
Net income	$76,706	$67,508
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	74,661	69,743
Air rights contract amortization	520	520
Deferred financing costs amortization	1,850	1,882
Gain on sale of hotel	(598)	—
Share-based compensation	9,507	7,644
Other	(796)	(781)
Changes in assets and liabilities:
Accounts receivable, net	(4,363)	(679)
Prepaid expenses and other assets	329	(4,154)
Accounts payable and accrued expenses	1,801	4,069
Other liabilities	(47)	5,961
Net cash provided by operating activities	159,570	151,713

Cash flows from investing activities:
Acquisition of hotels, net of cash acquired	—	(255,249)
Disposition of hotel, net of cash sold	2,028	—
Improvements and additions to hotels	(32,015)	(36,782)
Change in restricted cash	4,233	3,026
Net cash used in investing activities	(25,754)	(289,005)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	—	153,962
Payment of offering costs related to sale of common shares	—	(284)
Borrowings under revolving credit facility	185,000	330,000
Repayments under revolving credit facility	(235,000)	(220,000)
Proceeds from issuance of mortgage debt	150,000	—
Principal prepayments on mortgage debt	(122,220)	—
Scheduled principal payments on mortgage debt	(10,940)	(10,271)
Payment of deferred financing costs	(952)	(2,311)
Payment of dividends to common shareholders	(94,480)	(81,111)
Payment of dividends to preferred shareholders	(9,688)	(9,688)
Repurchase of common shares	(3,020)	(1,787)
Net cash provided by (used in) financing activities	(141,300)	158,510
Net increase (decrease) in cash	(7,484)	21,218
Cash and cash equivalents, beginning of period	50,544	29,326
Cash and cash equivalents, end of period	$43,060	$50,544

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Hotel EBITDA, Adjusted Hotel EBITDA, pro forma Adjusted Hotel EBITDA, and pro forma Adjusted Hotel EBITDA Margin for the three months and year ended December 31, 2016 and 2015:

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net income	$12,147	$14,731	$76,706	$67,508
Add: Interest expense	7,954	8,222	31,846	31,856
Income tax expense	17	1,302	1,999	2,595
Depreciation and amortization	18,864	18,581	74,661	69,743
Air rights contract amortization	130	130	520	520
Corporate general and administrative	5,093	4,952	19,167	18,046
Hotel acquisition costs	—	—	—	854
Hotel EBITDA	44,205	47,918	204,899	191,122

Less: Non-cash amortization(1)	(155)	(155)	(620)	(571)
Gain on sale of hotel	—	—	(598)	—
Adjusted Hotel EBITDA	44,050	47,763	203,681	190,551

Add: Prior owner Hotel EBITDA(2)	—	—	—	6,842
Pro forma Adjusted Hotel EBITDA	$44,050	$47,763	$203,681	$197,393

Total revenue	$145,128	$146,180	$619,699	$582,624
Add: Prior owner total revenue(2)	—	—	—	20,286
Pro forma total revenue	$145,128	$146,180	$619,699	$602,910

Pro forma Adjusted Hotel EBITDA Margin	30.4%	32.7%	32.9%	32.7%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

(2)	Reflects results of operations for certain hotels prior to our acquisition.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months and year ended December 31, 2016 and 2015:

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net income	$12,147	$14,731	$76,706	$67,508
Add: Interest expense	7,954	8,222	31,846	31,856
Income tax expense	17	1,302	1,999	2,595
Depreciation and amortization	18,864	18,581	74,661	69,743
Corporate EBITDA	38,982	42,836	185,212	171,702

Add: Hotel acquisition costs	—	—	—	854
Less: Non-cash amortization(1)	(25)	(25)	(101)	(51)
Gain on sale of hotel	—	—	(598)	—
Adjusted Corporate EBITDA	$38,957	$42,811	$184,513	$172,505
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months and year ended December 31, 2016 and 2015:

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net income	$12,147	$14,731	$76,706	$67,508
Add: Depreciation and amortization	18,864	18,581	74,661	69,743
Less: Gain on sale of hotel	—	—	(598)	—
FFO	31,011	33,312	150,769	137,251

Less: Preferred share dividends	(2,422)	(2,422)	(9,688)	(9,688)
Dividends declared on unvested time-based awards	(126)	(134)	(561)	(560)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	28,463	30,756	140,520	127,003

Add: Hotel acquisition costs	—	—	—	854
Less: Non-cash amortization(1)	(25)	(25)	(101)	(51)
AFFO available to common shareholders	$28,438	$30,731	$140,419	$127,806

FFO per common share:
Basic	$0.48	$0.53	$2.39	$2.21
Diluted	$0.48	$0.52	$2.39	$2.19

AFFO per common share:
Basic	$0.48	$0.52	$2.39	$2.22
Diluted	$0.48	$0.52	$2.39	$2.21

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles forecasted net income to Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the 22-hotel portfolio for the three months ending March 31, 2017 and year ending December 31, 2017:

	Three Months Ending March 31, 2017		Year Ending December 31, 2017
	Low	High	Low	High
Net income	$3,850	$5,600	$53,100	$59,100
Add: Interest expense	7,940	7,940	32,900	32,900
Income tax expense (benefit)	(3,900)	(4,100)	2,000	3,000
Depreciation and amortization	19,440	19,440	81,350	81,350
Air rights contract amortization	130	130	520	520
Corporate general and administrative	4,950	5,150	17,750	18,750
Hotel EBITDA	32,410	34,160	187,620	195,620

Less: Non-cash amortization(1)	(160)	(160)	(620)	(620)
Adjusted Hotel EBITDA	$32,250	$34,000	$187,000	$195,000

Total revenue	$130,400	$133,400	$600,000	$612,000

Adjusted Hotel EBITDA Margin	24.7%	25.5%	31.2%	31.9%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ending March 31, 2017 and year ending December 31, 2017:

	Three Months Ending March 31, 2017		Year Ending December 31, 2017
	Low	High	Low	High
Net income	$3,850	$5,600	$53,100	$59,100
Add: Interest expense	7,940	7,940	32,900	32,900
Income tax expense (benefit)	(3,900)	(4,100)	2,000	3,000
Depreciation and amortization	19,440	19,440	81,350	81,350
Corporate EBITDA	27,330	28,880	169,350	176,350

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
Adjusted Corporate EBITDA	$27,300	$28,850	$169,250	$176,250
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending March 31, 2017 and year ending December 31, 2017:

	Three Months Ending March 31, 2017		Year Ending December 31, 2017
	Low	High	Low	High
Net income	$3,850	$5,600	$53,100	$59,100
Add: Depreciation and amortization	19,440	19,440	81,350	81,350
FFO	23,290	25,040	134,450	140,450

Less: Preferred share dividends	(2,420)	(2,420)	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(120)	(120)	(490)	(490)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	20,750	22,500	124,270	130,270

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
AFFO available to common shareholders	$20,720	$22,470	$124,170	$130,170

FFO per common share:
Basic	$0.35	$0.38	$2.11	$2.21
Diluted	$0.35	$0.38	$2.10	$2.20

AFFO per common share:
Basic	$0.35	$0.38	$2.10	$2.21
Diluted	$0.35	$0.38	$2.10	$2.20

Weighted-average number of common shares outstanding:
Basic	58,992	58,992	59,024	59,024
Diluted	59,031	59,031	59,093	59,093
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
19	Hyatt Centric Santa Barbara	Santa Barbara, CA	200	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,694